                                  CERTIFICATION
                PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned, as Principal Executive Officer of Schroder Global Series Trust (the "Trust"), with respect to the report on Form N-CSR of the Trust for the period ended October 31, 2003 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's knowledge:

      1. such report on Form N-CSR for the period ended October 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in such report on Form N-CSR for the period ended October 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: December 29, 2003

                                                    /s/ Catherine A. Mazza
                                                    ----------------------------
                                                    Catherine A. Mazza
                                                    Principal Executive Officer
                                                    Schroder Global Series Trust

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO SCHRODER GLOBAL SERIES TRUST AND WILL BE RETAINED BY SCHRODER GLOBAL SERIES TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

                                  CERTIFICATION
                PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned, as Treasurer and Chief Financial Officer of Schroder Global Series Trust (the "Trust"), with respect to the report on Form N-CSR of the Trust for the period ended October 31, 2003 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's knowledge:

      1. such report on Form N-CSR for the period ended October 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in such report on Form N-CSR for the period ended October 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated:  December 29, 2003

                                           /s/ Alan M. Mandel
                                           ------------------
                                           Alan M. Mandel
                                           Treasurer and Chief Financial Officer
                                           Schroder Global Series Trust

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO SCHRODER GLOBAL SERIES TRUST AND WILL BE RETAINED BY SCHRODER GLOBAL SERIES TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.